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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated November 28, 2000 included in SatCon Technology Corporation's Amendment No. 1 to Form 10-K for the year ended September 30, 2000 and to all references to our Firm included in this registration statement.

                                          /s/ ARTHUR ANDERSEN LLP

Boston, Massachusetts
April 20, 2001